November 22, 2017 SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation Third Quarter 2017

2 Disclaimer This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “looking forward,” “will,” “would,” “believe,” “expect,” “hope,” “anticipate,” “estimate,” “intend,” “plan,” “assume” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by the forward-looking statements are: (1) the effects of regulation and/or policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau (the “CFPB”), and other changes in monetary and fiscal policies and regulations, including interest rate policies of the Federal Reserve, as well as in the impact of changes in and interpretations of generally accepted accounting principles in the United States of America ("GAAP"), the failure to adhere to which could subject SHUSA to formal or informal regulatory compliance and enforcement actions; (2) the strength of the United States economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit losses; (3) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets; (4) inflation, interest rate, market and monetary fluctuations, which may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (5) regulatory uncertainties and changes faced by financial institutions in the U.S. and globally arising from the U.S. presidential administration and Congress and the potential impact those uncertainties and changes could have on SHUSA's business, results of operations, financial condition or strategy; (6) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (7) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (8) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators; (9) changes in credit ratings assigned to SHUSA or its subsidiaries; (10) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the acceptance of such products and services by customers, and the potential for new products and services to impose additional costs on SHUSA and expose SHUSA to increased operational risk; (11) competitors of SHUSA that may have greater financial resources or lower costs, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA; (12) changes in customer spending or savings behavior; (13) the ability of SHUSA and its third-party vendors to convert and maintain SHUSA’s data processing and related systems on a timely and acceptable basis and within projected cost estimates; (14) SHUSA's ability to control operational risks, data security breach risks, outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business, including as a result of cyber attacks, technological failure, human error, fraud or malice, and the possibility that SHUSA's controls will prove insufficient, fail or be circumvented; (15) the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (16) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters; (17) the costs and effects of regulatory or judicial proceedings; and (18) adverse publicity, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm.

3 Disclaimer (cont.) Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), Santander Consumer Holdings USA, Inc. (“SC”) or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. The enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "DFA")(the “Final Rule") were enacted by the Federal Reserve System (the "Federal Reserve") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an IHC. Due to its U.S. non-branch total consolidated asset size, Santander is subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non-bank subsidiaries previously outside the Company to the Company, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp (“SBC”), Banco Santander International (“BSI”), Santander Investment Securities, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries. On July 1, 2017, an additional Santander subsidiary, Santander Financial Services, Inc. ("SFS"), a finance company located in Puerto Rico, was transferred to the Company. The contribution of SFS to the Company transferred approximately $679 million of assets, which were primarily comprised of cash and cash equivalents and loans held for sale, approximately $357 million of liabilities and approximately $322 million of equity to the Company. Moreover, the Company is in the process of dissolving the business assets. SFS is an entity under common control of Santander; however its results of operations, financial condition, and cash flows are immaterial to the historical financial results of the Company. As a result, the Company has determined that it will report the results of SFS on a prospective basis beginning July 1, 2017 rather than, as required by GAAP, retrospectively restate its financial statements for the contribution of SFS. As a result, SHUSA's net income is understated for the nine-month period ended September 30, 2017 and September 30, 2016 by $3.3 million and $14.7 million, respectively, and a contribution to stockholder's equity of $322.1 million was recorded on July 1, 2017, which are immaterial to the overall presentation of the Company's financial statements for each of the periods presented.

4 SHUSA is a bank holding company (“BHC”) wholly owned by Santander (NYSE: SAN) Introduction 1SHUSA’s SEC filings are accessible on the SEC website at www.sec.gov and are also accessible through SHUSA’s website at www.santanderus.com. • SHUSA consists of: • Well-established banking franchises in the Northeast U.S. and Puerto Rico • A nationwide auto finance business • A wholesale broker-dealer in New York • International private banking business • Headquartered in Boston • Regulated by the Federal Reserve • SEC registered1 • Bloomberg ticker: SOV • Website www.santanderus.com Santander Bank Santander Consumer USA NYSE: SC Santander Puerto Rico Banco Santander International Santander Investment Securities

5 Corporate Structure1 SHUSA is the intermediate holding company (“IHC”) for Santander’s U.S. operations 1Balances as of September 30, 2017 4Banco Santander International 7Increased from ~58.7% on 11/15/17 2Santander Bank, N.A. 5Banco Santander Puerto Rico 3Santander Consumer USA Holdings Inc. 6Santander Investment Securities Approximately 68.3% ownership7 100% ownership SBNA2 $78.1BN Assets Retail Bank SC3 $38.7BN Assets Auto Finance BSI4 $6.7BN Assets Wealth Management BSPR5 $5.2BN Assets Retail Bank SIS6 $1.3BN Assets Broker Dealer SHUSA $132.0BN Assets Santander

6 • Termination of 2014 Written Agreement by Federal Reserve • On August 17, 2017, the Federal Reserve terminated the 2014 Written Agreement with SHUSA which governed SHUSA capital distributions • SHUSA management changes1 • On August 28, 2017, Scott Powell, SHUSA CEO, was also named CEO of SC • On August 28, 2017, Duke Dayal, SHUSA and SBNA CFO, was also named SBNA CEO • On October 2, 2017, SC named Juan Carlos Alvarez de Soto, SHUSA Treasurer, as CFO • On October 2, 2017, SC also named Richard Morrin as President of Chrysler Capital and Auto Relationships and Sandra Broderick as EVP, Head of Operations • Impact of Hurricanes Harvey, Irma, and Maria • 3Q17 results include ~$95MM (pre-tax) in provisions relating to Hurricanes Harvey, Irma, and Maria which impacted SHUSA’s operations in Texas, Florida, and Puerto Rico • Rating Agency actions by Moody’s and Fitch • On September 27, 2017, Moody’s placed SBNA on review for possible upgrade • On November 17, 2017, Fitch assigned ratings of BBB+/F-2 to SHUSA and SBNA • SHUSA received 9.6% of SC from former SC CEO • On November 15, 2017, Santander contributed 9.6% of SC to SHUSA held by the former SC CEO as per prior agreement (see slide 17) Significant Events 1See Appendix for detail on management changes and biographies

3Q 2017 Executive Summary[1]

7

Earnings	• 3Q17 net income of $237MM[2]; YTD net income of $688MM[2] • 3Q17 results reflect ~$95MM (pre-tax) in provisions related to 3Q17 hurricanes • SBNA NIM YoY has improved from 2.33% to 2.88%
Balance Sheet	• SHUSA's balance sheet QoQ declined modestly from $134.8BN to $132.0BN due to continued balance sheet optimization • In 3Q17, SC completed sales of $1.3BN prime auto loans to Santander and $0.13BN RV/marine portfolio to SBNA
Liquidity and Funding	• Holding company held $4.5BN in high quality liquid assets ("HQLA"). • SHUSA maintains an LCR[3] in excess of regulatory requirements • During 3Q17, SHUSA issued $1.24BN in 5 and 10-year TLAC eligible debt and conducted liability management on 3.45% debt and 7.908% Trust preferred • In October 2017, SHUSA issued $0.3BN in a 2-year private placement
Capital	• CET1[4] ratio of 15.7% as of 3Q17; 15.2% for Basel III fully phased-in • In 3Q17, SHUSA initiated dividends to Santander with a $5MM dividend • In 4Q17, SC initiated dividends with a dividend of $0.03 per share
Credit Quality	• SBNA's credit metrics are in line with large bank peers • SC YoY gross charge-offs decreased 40 basis points and YoY net charge-offs decreased 20 basis points

[1]Data as of September 30, 2017 unless otherwise noted.
[2]Includes noncontrolling interest.
[3]Liquidity coverage ratio.
[4]Common equity tier 1.

Santander

8 Quarterly Profitability1,2 1Net income includes noncontrolling interest. 2See Page 24 for the consolidating income statement. SHUSA net income improved on YoY basis; 3Q17 results impacted by $95MM (pre-tax) in provisions for hurricanes Net Interest Income ($MM) Pre-Tax Pre-Provision Income ($MM) Pre-Tax Income ($MM) Net Income ($MM)1 1,022 783 978 985 982 0 250 500 750 1,000 1,250 3Q16 4Q16 1Q17 2Q17 3Q17 1,621 1,583 1,603 1,642 1,574 0 500 1,000 1,500 2,000 3Q16 4Q16 1Q17 2Q17 3Q17 334 3 243 380 330 0 150 300 450 3Q16 4Q16 1Q17 2Q17 3Q17 226 164 30 288 237 0 100 200 300 3Q16 4Q16 1Q17 2Q17 3Q17

9 2 2 NIM and Interest Rate Risk (IRR) Sensitivity • SHUSA remains modestly asset sensitive and positioned to benefit from higher interest rates • Continued improvement in SBNA’s NIM due to balance sheet optimization actions and deposit pricing 5.87% 5.50% 5.76% 6.06% 5.83% 11.8% 11.3% 11.2% 11.3% 10.5% 2.33% 2.30% 2.62% 2.87% 2.88% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 3Q16 4Q16 1Q17 2Q17 3Q17 Net Interest Margin SHUSA SC SBNA -1.90% -2.14% -2.14% -1.78% -2.70% 2.93% 2.36% 2.37% 2.03% 2.38% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 3Q16 4Q16 1Q17 2Q17 3Q17 SHUSA IRR (Change in annual NII for parallel rate movement) Down 100bps Up 100bps

10 15% 6% 6% 4% 6% 4% 7% 6% 17% 2% 8% 19% Investments Cash Auto Loans 19% 12% 5% 6% 5% 4% 18% 6% 3% 4% 18% Non Interest- Bearing Demand Deposits Other Assets C&I CRE Residential Mortgage Other Loans Auto Leases Goodwill Home Equity Multi-Family $132.0BN Assets $108.5BN Liabilities $23.5BN Equity Interest- Bearing Demand Deposits Secured Structured Financings Equity Other Liabilities FHLB Money Market Certificates of Deposit Savings Revolving Credit Facilities Other Borrowings Balance Sheet Overview1,2 SHUSA’s balance sheet represents the combination of banks funded by core deposits and an auto finance company financed with diversified funding sources 1Balances as of September 30, 2017. 2See page 23 for the consolidating balance sheet.

11 Balance Sheet Trend1 Balance sheet trend reflects reduction in cash and loans offset by lower wholesale deposits and borrowed funds 1Other Assets and Other Liabilities for 3Q16 and 1Q17 have been adjusted by $791MM and $981MM, respectively, for correction of deferred tax classification. See SHUSA 3Q17 10-Q for detail. $10 $10 $10 $10 $10 $90 $88 $86 $85 $83 $17 $19 $21 $21 $20 $11 $10 $9 $8 $8 $11$11$11$11$11 $135 $140 1Q17 $136 3Q17 $132 3Q16 2Q17 4Q16 $138 Investments ST Funds Other Assets Leases Gross Loans Liabilities & Equity Assets Assets ($BN) Liabilities and Equity ($BN) $44 $41 $43 $41 $16 $15 $16 $16 $16 $52 $23$23$23$22$23 $45 $47$51 $46 $52 1Q17 $136 2Q17 $135 $5 3Q16 $140 $5 $138 $5 $5 4Q16 $5 3Q17 $132 IB Deposits NIB Deposits Borrowed Funds Equity Other Liabilities

12 Balance Sheet Trend (cont.) • Loan decline primarily due to reduction in C&I loans1 • Deposit decline reflects ~$4BN reduction in brokered time deposits Liabilities & Equity Assets $29 $28 $28 $29 $27 $27 $26 $24 $23 $22 $19 $19 $18 $18 $18 $14 $14 $14 $14 $14 $10$10$10$10$10 $95 $100 1Q17 $96 3Q17 $93 3Q16 2Q17 4Q16 $98 CRE Res. Mtg Leases Auto C&I Loans and Leases ($BN) Deposits ($BN) $25 $24 $25 $25 $25 $6 $6 $6 $6 $10 $11 $12 $9 $9 $15 $6$7$8$9$10 $6 $16 $16 $16 $16 1Q17 $67 2Q17 $63 3Q16 $68 67 4Q16 3Q17 $62 DDA NIB DDA IB Savings Time MMDA Other Other 1See slide 39 for trend detail on SBNA C&I portfolio

13 $6.2 $7.1 2Q17 3Q17 $6.2 $7.1 $5.4 $4.6 $4.9 $4.3 $8.5 $8.3 $15.3 $15.0 2Q17 3Q1 $2.3 $2.3 $0.7 $0.7 $4.9 $4.3 $8.5 $8.3 $15.3 $15.0 2Q17 3Q17 Borrowed Funds Profile1 1As of September 30, 2017 2Intragroup balance includes lending from SHUSA to SC which is eliminated at the consolidated level. Holding company issuances to meet TLAC and liquidity management requirements 2 FHLB Bank Debt HoldCo Debt SC 3rd Party SC ABS $43.4 $41.4 SC Private Amortizing SHUSA HOLDCO ($BN) SHUSA Consolidated ($BN) Private Amortizing 3rd Party Revolving Intragroup2 HoldCo Debt $6.2 $7.1 $0.9 $0.9 $5.4 $4.6 2Q17 3Q17 FHLB 0.8% SBNA ($BN) Bank Debt FHLB $6.3 $5.5 ABS SC ($BN) $31.7 $30.6 Repurchase Agreement SC Repo. Agreement

14 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 … 2036 Perp 2 2 HoldCo Debt Profile • As of 3Q17 HoldCo held $4.5BN in HQLA • During 3Q17 HoldCo issued $1.24BN in 5 and 10-year debt and conducted liability management on the 3.45% due 2018 debt and the 7.908% trust preferred • Subsequently in 4Q17 HoldCo issued $302MM private placement due 2020 Pref Stock Sr. Debt 3.45% Sr Debt L+145 $0.6 $0.3 $0.2 $0.2 $1.0 Sr Debt 2.65% $1.1 Sr Debt 4.50% $1.0 Sr Debt 2.70% $1.4 Sr Debt 3.70% Sr Debt 4.40% $0.8 $1.8 Sr Debt L+100 $0.76 Trust Pfd Debt issued post 3Q17 $1.3 $0.3 L+100

15 2 2 HoldCo Issuance and TLAC Rule 1Chart does not include SHUSA private placements ($0.7BN) and SBNA internal debt ($0.2BN) • By January 2019, HoldCo expects to issue approximately $3.3BN in HoldCo debt to meet TLAC LTD requirement • Net increase of $1.8BN as issuances replace maturities at HoldCo and SBNA $1.8BN SHUSA and SBNA Public Debt Outstanding1

16 2 SHUSA capital ratios remain at the top of peers3 Capital Ratios1,2 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis. On a fully phased-in basis CET1 was 15.2% as of 3Q17 2Ratios for 3Q16 through 1Q17 have not been adjusted for the correction of deferred tax calculation. Impact of the correction is projected to be immaterial (reduction of 8-17bps). See SHUSA 3Q17 Form10-Q for detail. 3See page 30 for comparison of SHUSA capital ratios to peers. 14.1% 14.5% 14.6% 14.6% 15.7% 3Q16 4Q16 1Q17 2Q17 3Q17 12.5% 12.5% 12.6% 13.0% 13.4% 3Q16 4Q16 1Q17 2Q17 3Q17 15.7% 16.1% 16.2% 16.3% 17.4% 3Q16 4Q16 1Q17 2Q17 3Q17 17.6% 18.0% 18.1% 18.1% 19.1% 3Q16 4Q16 1Q17 2Q17 3Q17 Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio Tier 1 Leverage Ratio Common Equity Tier 1

17 SHUSA receipt of SC shares1 • On July 2, 2015, Tom Dundon stepped down as SC CEO • In connection with Mr. Dundon’s departure, SHUSA had a call option, pending regulatory approval and applicable law, to acquire all of the SC common stock owned by DDFS LLC, an entity solely owned by Mr. Dundon2. • On November 15, 2017, SHUSA received the 9.6% of SC previously owned by DDFS LLC • SHUSA assigned the call option to Santander • Santander exercised the call option to acquire the SC shares from DDFS LLC • Santander then contributed the shares to SHUSA • SHUSA’s ownership of SC increased from approximately 58.7% to 68.3% • SHUSA’s CET1 capital ratio is projected to improve by ~50bps from the transaction • SHUSA’s other capital ratios will improve by ~8-13bps 1SHUSA form 8-K filed November 17, 2017 2See SHUSA 3Q17 Form 10-Q Note 15

18 **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC Asset Quality: SBNA 14Q16 impacted by two commercial clients. Excluding these clients, the charge-off ratio would have been 0.31%. 2NPLs = Non accruing loans plus accruing loans 90+ days past due (“DPD”). 3ALLL = Allowance for loan and lease losses. 0.36% 0.38% 0.39% 0.41% 0.43% 0.45% 0.41% 0.41% 0.40% 0.20% 0.43% 0.12% 0.15% 0.25% 0.91% 0.21% 0.44% 0.27% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Annualized Net Charge off Ratio1 Large Banks SBNA 1.17% 1.14% 1.28% 1.26% 1.22% 1.20% 1.12% 1.06% 1.02% 0.94% 0.96% 1.30% 1.26% 1.16% 1.12% 1.13% 1.25% 1.06% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 NPL Ratio2 Large Banks SBNA 1.28% 1.26% 1.29% 1.27% 1.26% 1.22% 1.20% 1.17% 1.16% 1.07% 1.07% 1.18% 1.17% 1.16% 1.02% 1.07% 1.06% 1.06% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 ALLL3 to Total Loans Large Banks SBNA 118.6% 120.0% 106.0% 109.0% 110.4% 109.0% 114.1% 120.1% 124.0% 114.6% 111.3% 90.6% 93.2% 100.2% 91.4% 94.7% 85.1% 100.3% 0.0% 50.0% 100.0% 150.0% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Reserve Coverage (ALLL/NPL) Large Banks SBNA SBNA Asset quality metrics remain in line with large bank peers

19 Asset Quality: SC – Loss and Delinquency • YoY gross charge-offs decreased 40 basis points and YoY net charge-offs decreased 20 basis points • YoY delinquency increased for each delinquency bucket primarily driven by slower portfolio growth SOURCE: SC Third Quarter 2017 Presentation in Form 8-K filed on October 27, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

20 Asset Quality: SC – Vintage Loss Performance 2016 vintage continues to outperform the 2015 vintage on a gross and net loss basis SOURCE: SC Third Quarter 2017 Presentation in Form 8-K filed on October 27, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results. *Retained originations only 1 Vintage performance describes January through December originations performance through the end of the following September (for each respective year), up to 21 months of performance to illustrate similar aging points for each vintage 2 SC’s financial statements reflect auction fees in repossession expense, whereas these fees are included in the net loss figures as shown above; Non-GAAP measure

21 2 2 Rating Agencies SBNA Te S&P Moody’s Fitch Short Term Deposits A-2 P-1 F-2 Senior Debt BBB+ Baa2 BBB+ Outlook Stable Stable Stable SHUSA S&P Moody’s Fitch N/A N/A F-2 BBB+ Baa3 BBB+ Stable Stable Stable On August 1, 2017, S&P affirmed SHUSA’s and SBNA’s ratings of A-2/BBB+/stable On September 27, 2017, Moody’s placed SBNA’s long-term rating on review for possible upgrade. Moody’s affirmed SBNA’s short-term rating of P-1 and affirmed SHUSA’s long-term rating of Baa3 On November 17, 2017, Fitch initiated coverage of SHUSA and assigned ratings of F-2/BBB+/stable to SHUSA and SBNA November 2017 Santander S&P Moody’s Fitch A-2 P-2 F-2 A- A3 A- Stable Stable Stable

Appendix

Consolidating Balance Sheet

23

(US $ millions)	September 30, 2017 Bank	SC	Other[1]	IHC Entities[2]	SHUSA
Assets					
Cash and cash equivalents	$ 3,274	$ 397	$ (363)	$ 4,602	$ 7,910
Investments available-for-sale at fair value	16,041	-	251	941	17,233
Investments held-to-maturity	1,561	-	-	-	1,561
Other investment securities[3]	705	-	-	12	717
Loans	48,457	26,217	(400)	7,275	81,549
Less allowance for loan and leases losses	(518)	(3,550)	249	(137)	(3,956)
Total loans, net	**47,939**	**22,667**	**(151)**	**7,138**	**77,593**
Goodwill	3,403	74	967	11	4,455
Other assets	5,135	15,627	728	1,027	22,517
Total assets	**$ 78,058**	**$ 38,765**	**$ 1,432**	**$ 13,731**	**$ 131,986**
Liabilities and Stockholder's Equity					
Deposits	$ 57,380	$ -	$ (4,705)	$ 9,203	$ 61,878
Borrowings and other debt obligations	5,472	30,594	4,890	395	41,351
Other liabilities	1,511	2,286	96	1,394	5,287
Total liabilities	**64,363**	**32,880**	**281**	**10,992**	**108,516**
Stockholder's equity including noncontrolling interest	13,695	5,885	1,151	2,739	23,470
Total liabilities and stockholder's equity	**$ 78,058**	**$ 38,765**	**$ 1,432**	**$ 13,731**	**$ 131,986**

[1]Includes holding company eliminations, IHC eliminations and purchase accounting marks related to SC consolidation.
[2]The IHC entities are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
[3]Other investment securities include trading securities.

Santander

24 Consolidating Income Statement (US $ Mi l l ions) Bank SC Other1 IHC Entities2 Interest income 590$ 1,240$ 26$ 98$ 1,954$ Interest expense (91) (251) (29) (9) (380) Net interest income 499 989 (3) 89 1,574 Fees & other income/(expense) 210 497 (22) 103 788 Equity investment income - - 1 - 1 Other non interest income 7 - - - 7 Net revenue/(loss) 716 1,486 (24) 192 2,370 G & A expense (495) (667) (66) (116) (1,344) Other expenses (21) (6) (15) (2) (44) Provision for credit losses (34) (536) (32) (50) (652) Income/(loss) before taxes 166 277 (137) 24 330 Income tax (expense)/benefit (49) (78) 46 (12) (93) Net income/(loss)3 117$ 199$ (91)$ 12$ 237$ For the three-month period ended September 30, 2017 SHUSA 1Includes holding company activities, IHC eliminations, eliminations and purchase accounting marks related to SC consolidation. 2The IHC entities are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. 3SHUSA net income includes non-controlling interest.

25 2 2 Quarterly Trended Statement of Operations 1Represents net income including noncontrolling interest. (US $ Mi l l ions) 3Q16 4Q16 1Q17 2Q17 3Q17 Interest income 1,971$ 1,932$ 1,956$ 1,999$ 1,954$ Interest expense (350) (349) (353) (357) (380) Net interest income 1,621 1,583 1,603 1,642 1,574 Fees & other income 728 623 728 720 788 Equity investment (expense)/income - (6) (2) 1 1 Other non interest income - - 1 9 7 Net revenue 2,349 2,200 2,330 2,372 2,370 G&A expense (1,281) (1,353) (1,311) (1,342) (1,344) Other expenses (46) (64) (41) (45) (44) Provision for credit losses (688) (780) (735) (605) (652) Income before taxes 334 3 243 380 330 Income tax (expense)/benefit (108) 27 (79) (92) (93) Net income1 226$ 30$ 164$ 288$ 237$

26 • On August 28, 2017, Santander announced Scott Powell was named CEO of SC • Mr. Powell remains the CEO of SHUSA and Country head for Santander in the U.S. • Jason Kulas, prior SC CEO, left SC to pursue other opportunities. He also left the SC Board • On August 28, 2017, SHUSA also announced the following changes: • Duke Dayal, SHUSA and SBNA CFO, also became SBNA CEO • Mahesh Aditya, SHUSA COO, joined the SC Board replacing Mr. Kulas • On October 2, 2017, SC announced the following appointments: • Juan Carlos Alvarez de Soto, previously SHUSA Treasurer, was named SC CFO • Izzy Dawood, SC CFO, left SC to pursue other opportunities • Richard Morrin, previously SC COO, was named President of Chrysler Capital and Auto Relationships • Sandra Broderick joined SC as EVP, Head of Operations Management Changes

27 • 2 • 2 Management Detail Scott Powell SHUSA/SC CEO • Mr. Powell was appointed Director, President and Chief Executive Officer of SHUSA in March 2015. He was named Chief Executive Officer of SC in August 2017. Previously he was Chief Executive Officer of SBNA from July 2015 to August 2017. • Previously, Mr. Powell was Executive Chairman of National Flood Services Inc. from 2013- 2014. • Mr. Powell was with JP Morgan Chase & Company and its predecessor BankOne from 2002 until his retirement in February 2012. Most recently at JPMorgan he served as the Head of Home Lending Default from July 2011 to February 2012. He previously served as Head of JPMorgan’s Banking and Consumer Lending Operations from June 2010 to June 2011 and Chief Executive Officer of Consumer Banking from January 2007 to May 2010. He also served as Head of Chase Auto Finance. Duke Dayal SBNA CEO SHUSA/SBNA CFO • Mr. Dayal was named Chief Executive Officer of SBNA in August 2017. Duke continues to serve as Chief Financial Officer for SHUSA and SBNA since his joining in March 2016. • Previously he was CFO of BancWest, Bank of the West, and BNP Paribas USA, the company’s holding company in the U.S. • Prior to BNP Paribas and Bank of the West, Duke helped lead a private equity start-up for JP Morgan Chase, Brysam Global Partners. Prior to that, Duke spent eight years with Citi in a variety of operations and finance roles in New York, California, South Korea and Brussels. • Duke has a Bachelor’s Degree in Accounting and Finance from Trent University in Nottingham, England. He is a member of the Chartered Institute of Management Accountants in England and is a Board member of the Federal Home Loan Bank of Pittsburgh.

28 2 2 Management Detail (cont.) • Juan Carlos Alvarez de Soto, CFA, began serving as SC Chief Financial Officer in October 2017. Prior to this appointment, he served as Corporate Treasurer for Santander Holdings USA, Inc. (SHUSA), overseeing SHUSA’s liquidity risk management, asset liability management and treasury functions. • He joined Santander in 1996 and has more than 20 years of investment and trading expertise. Before joining SHUSA, he was Senior Vice President and Head of Treasury and Investments for Santander’s International Private Banking at Banco Santander International and Banco Santander Suisse. Prior to that, he held the position of Directeur Adjoint for Santander Central Hispano Suisse, Geneva and was Head of Treasury, Trading and Asset-Allocation. • Prior to joining Santander, Mr. Alvarez de Soto worked as part of the Treasury team for Inter-American Development Bank in Washington, D.C. and for FIMAT (Société Generale’s futures broker) in Spain. • Mr. Alvarez holds a Master of Science Degree in Finance from George Washington University and Bachelor of Science in Management from Tulane University. Juan Carlos Alvarez SC CFO Mahesh Aditya SHUSA COO • Mr. Aditya was named Chief Operating Officer for SHUSA in March 2017. • Previously he was the Chief Risk Officer for Visa Inc. and a Member of the Operating Committee of Visa. • Prior to Visa, between 2009 and 2011, Mahesh worked at Capital One Bank as Head of Risk for Mortgage and Business Banking. From 2007 to 2009, he served as Chief Risk Officer of Retail Banking and later the Chief Risk Officer for Mortgage banking at JPMorgan. From 2004 to 2007 Mahesh was Head of Risk at Citibank North America. • Mahesh has a degree in Electrical Engineering from Bangalore University and an MBA from the Faculty of Management Studies, Delhi University.

29 2 2 Management Detail (cont.) • Mr. Morrin was named President of Chrysler Capital in October 2017 after serving as SC’s Chief Operating Officer since February 2016. He previously held the role of Executive Vice President of New Business at the Company, a position he held since 2011. • Prior to joining SC, Mr. Morrin held a variety of management positions in 21 years of combined service at Ally Financial and General Motors Acceptance Corp. During his tenure at Ally, he managed the commercial lending operations for Ally automotive dealers in the United States and Canada. • Mr. Morrin holds a Bachelor’s Degree in Economics from the University of Pennsylvania and an MBA from the University of Virginia. Richard Morrin President Chrysler Capital • Ms. Broderick began serving as SC’s EVP, Head of Operations, in October 2017. • Prior to joining SC, Ms. Broderick served as Executive Vice President, Operations Executive at U.S. Bank, where she oversaw consumer originations and servicing. Ms. Broderick has also served as Managing Director, Operations Executive at JPMorgan Chase; SVP, Operations Executive at Bank One; and Senior Operations Director at G.E. Capital. • Ms. Broderick holds a Bachelor’s in Business Administration from the State University of New York at Buffalo. Sandra Broderick SC Head of Operations

30 2 Capital Ratios Peer Comparison (as of 9/30/17) CET1 Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage - - - - Peer Median Peer data from SNL

31 2 2 Non-GAAP to GAAP Reconciliations $ Millions 3Q16 4Q16 1Q17 2Q17 3Q17 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 334$ 3$ 243$ 380$ 330$ Add back: Provision for credit losses 688 780 735 605 652 Pre-tax pre-provision income 1,022$ 783$ 978$ 985$ 982$

32 2 2 Non-GAAP to GAAP Reconciliations1 1Basel III ratios on a transition basis under the standardized approach starting in 2Q15. $ Millions 3Q16 4Q16 1Q17 2Q17 3Q17 CET 1 to Risk-Weighted Assets Tier 1 Common 15,153$ 15,136$ 14,912$ 15,116$ 15,646$ Risk-Weighted Assets 107,310 104,334 102,353 103,241 99,938 Ratio 14.1% 14.5% 14.6% 14.6% 15.7% Tier 1 Leverage Tier 1 Capital 16,866$ 16,844$ 16,603$ 16,838$ 17,378$ 135,155 134,534 131,648 129,913 129,728$ Ratio 12.5% 12.5% 12.6% 13.0% 13.4% Tier 1 Risk-Based Tier 1 Capital 16,866$ 16,844$ 16,603$ 16,838$ 17,378$ Risk-Weighted Assets 107,310 104,334 102,353 103,241 99,938$ Ratio 15.7% 16.1% 16.2% 16.3% 17.4% Total Risk-Based Risk-Based Capital 18,834$ 18,775$ 18,508$ 18,657$ 19,083$ Risk-Weighted Assets 107,310 104,334 102,353 103,241 99,938$ Ratio 17.6% 18.0% 18.1% 18.1% 19.1% Average total assets for leverage capital purposes

33 2 2 SBNA: Quarterly Profitability US $ millions 1See non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income. Net Interest Income ($MM) Pre-Tax Pre-Provision Income ($MM)1 Pre-Tax Income/(Loss) ($MM) Net Income/(Loss) ($MM) 114 47 114 155 200 0 50 100 150 200 3Q16 4Q16 1Q17 2Q17 3Q17 433 426 460 495 499 2.33% 2.30% 2.62% 2.87% 2.88% 0 100 200 300 400 500 3Q16 4Q16 1Q17 2Q17 3Q17 NII Net Interest Margin 126 23 86 122 166 0 25 50 75 100 125 150 175 3Q16 4Q16 1Q17 2Q17 3Q17 91 (15) 70 91 117 -20 5 30 55 80 105 3Q16 4Q16 1Q17 2Q17 3Q17

34 2 2 SBNA: Quarterly Trended Statement of Operations (US$ in Mill ions) 3Q16 4Q16 1Q17 2Q17 3Q17 Interest income 541$ 527$ 557$ 585$ 590$ Interest expense (108) (101) (97) (90) (91) Net interest income 433 426 460 495 499 Fees & other income 248 213 197 199 210 Other non-interest income - - - 9 7 Net revenue 681 639 654 703 716 General & administrative expenses (539) (544) (517) (523) (495) Other expenses (28) (48) (24) (25) (21) (Provision for)/release of credit losses 12 (24) (27) (33) (34) (Loss)/i come before taxes 126 23 86 122 166 Income tax benefit/(expense) (35) (38) (16) (31) (49) Net (loss)/income 91$ (15)$ 70$ 91$ 117$ 3Q16 4Q16 1Q17 2Q17 3Q17 Net interest margin 2.33% 2.30% 2.62% 2.87% 2.88%

35 2 2 SBNA: Quarterly Average Balance Sheet Quarterly Averages (In mill ions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 21,061$ 2.06% 21,070$ 2.12% (9)$ -0.06% 22,018$ 1.32% Loans 48,734 3.95% 49,341 3.88% (607) 0.07% 53,530 3.51% Allowance for loan losses (520) --- (534) --- 14 --- (633) --- Other assets 9,045 --- 9,251 --- (206) --- 10,597 --- TOTAL ASSETS 78,320$ 3.01% 79,128$ 2.99% (808)$ 0.02% 85,512$ 2.54% Interest-bearing demand deposits 8,701 0.25% 8,944 0.19% (243) 0.06% 9,780 0.24% Noninterest-bearing demand deposits 12,703 --- 12,488 --- 215 --- 11,439 --- Savings 4,112 0.05% 4,156 0.07% (44) -0.02% 4,099 0.12% Money market 27,014 0.49% 27,360 0.48% (346) 0.01% 26,977 0.48% Certifi ates of deposit 4,827 1.15% 5,867 1.05% (1,040) 0.10% 8,357 0.91% Borrowed funds 5,772 2.59% 5,207 2.82% 565 -0.23% 9,438 2.06% Other liabilities 1,437 --- 1,440 --- (3) --- 1,791 --- Equity 13,754 --- 13,666 --- 88 --- 13,631 --- TOTAL LIABILITIES & SE 78,320$ 0.46% 79,128$ 0.45% (808)$ 0.01% 85,512$ 0.50% NET INTEREST MARGIN 2.88% 2.87% 0.01% 2.33% 3Q17 3Q162Q17 Change

36 2 2 SBNA: Funding – Deposits* 1Represents average quarterly balances. *SBNA total deposits less the SHUSA cash deposit held at SBNA. Average Total Deposit Balances 1 ($Bn) $57.1 $57.5 $56.9 $55.1 $52.9 0.39% 0.39% 0.39% 0.37% 0.38% 0.30% 0.35% 0.39% 0.44% 0.48% 0.53% 3Q16 4Q16 2Q17 2Q17 3Q17 Total Deposits Avg. Interest Cost Average Non Maturity Deposit Balances 1 ($Bn) $48.8 $49.5 $49.8 $49.2 $48.1 0.31% 0.30% 0.30% 0.29% 0.31% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 3Q16 4Q16 1Q17 2Q17 3Q17 Non Maturity Deposit Balances Avg. Interest Cost

37 $2,171 $2,333 $2,626 $2,376 $2,337 $2,018 $2,108 $1,969 $2,008 4.09% 4.35% 4.81% 4.36% 4.42% 3.87% 4.22% 4.01% 4.13% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Criticized Balances Criticized Ratio $497 $513 $710 $687 $615 $583 $565 $613 $517 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 SBNA: Asset Quality $ MM -27% $ MM **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC 1NPLs = Nonaccruing loans plus accruing loans 90+ DPD. 2Criticized = loans that are categorized as special mention, substandard, doubtful, or loss. 3Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD. 4See Appendix for definition and non-GAAP measurement reconciliation of Texas Ratio. -24% Deliquency3 NPLs1 Criticized Balances2 Texas Ratio4 0.47% 0.40% 0.43% 0.37% 0.39% 0.47% 0.41% 0.45% 0.50% 0.83% 0.86% 0.76% 0.75% 0.73% 0.80% 0.74% 0.72% 0.77% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 SBNA Large Banks** 7.90% 8.60% 10.70% 10.30% 9.60% 9.50% 9.20% 9.00% 8.00% 13.93% 13.97% 14.25% 13.66% 13.11% 12.92% 12.11% 11.38% 10.97% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 SBNA Large Banks**

38 $10.7 $10.5 $10.3 $10.1 $9.8 $9.3 $9.1 $8.8 $8.7 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 - 0.2% $4.5 $4.8 $5.4 $5.5 $5.4 $5.4 $5.5 $5.4 $5.5 - 0.9% 0.8% 1.3% 1.4% 1.1% 1.0% 0.8% 0.5% 0.5% 0.1% 0.1% 0.2% 0.0% - 0.1% 0.2% - 0.1% 0.1% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 $6.0 $6.0 $5.9 $5.9 $5.9 $5.9 $5.8 $5.8 $5.7 1.7% 1.8% 1.8% 1.7% 1.7% 1.7% 1.7% 1.8% 1.8% 0.3% 0.3% 0.3% 0.3% 0.3% 0.2% 0.2% 0.2% 0.2% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 $6.7 $6.5 $6.4 $6.6 $6.7 $7.0 $6.8 $7.2 $7.4 2.8% 2.7% 2.6% 2.4% 2.2% 2.3% 2.3% 1.9% 1.8% 0.3% 0.2% 0.2% 0.2% 0.1% 0.1% 0.1% 0.1% 0.0% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 SBNA: Asset Quality (cont.) *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters 1Commercial real estate (“CRE”) is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included in separate graph). US $ Billions Mortgages Home Equity Commercial Real Estate1 Santander Real Estate Capital Outstandings NPLs* to Total Loans Net Charge-Offs**

SBNA: Asset Quality (cont.)

39

Commercial Banking[1]


$10.6
$11.4
$11.8
$12.4
$12.2
$12.0
$11.5
$11.7
$11.6
0.5%
0.5%
1.7%
1.5%
1.1%
1.3%
1.5%
1.6%
1.4%
0.1%
0.2%
0.1%
0.0%
0.1%
0.6%
0.7%
0.8%
0.8%
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17

Global Corporate Banking[2]


$9.7
$10.0
$10.1
$9.4
$8.4
$7.9
$6.8
$5.7
$5.2
0.1%
0.3%
0.6%
0.7%
0.8%
0.4%
0.4%
1.2%
0.7%
0.0%
0.2%
0.3%
0.3%
0.3%
0.0%
0.1%
0.6%
0.0%
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17

Other Commercial[3]


$3.1
$3.0
$2.9
$2.9
$3.0
$3.1
$2.9
$3.0
$2.8
2.1%
2.6%
2.4%
2.3%
2.4%
2.3%
2.1%
2.1%
2.2%
0.9%
0.9%
1.0%
0.9%
0.8%
0.8%
0.6%
0.6%
0.6%
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17

Other Consumer[4]


$1.7
$1.7
$1.6
$1.6
$1.6
$1.6
$1.5
$1.5
$1.6
2.6%
2.7%
2.7%
2.8%
2.9%
3.1%
3.4%
3.7%
3.8%
2.0%
1.8%
1.7%
1.7%
1.8%
1.9%
1.8%
1.8%
1.7%
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17

Outstandings — NPLs* to Total Loans — Net Charge-Offs**

*NPL = Nonaccruing loans *plus* accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters

US $ Billions

[1]Commercial Banking = Middle Market, Asset Based Lending, Energy Finance, Government Banking, Mortgage Warehouse, Equipment Finance & Leasing, Commercial Banking not classified elsewhere, Financial Institutions Coverage, Institutional-Non Profit, CEVF-Strategic, Chrysler Auto Finance and Footprint Dealer Floorplan.

[2]Global Corporate Banking = Non-CRE total for Global Corporate Banking.

[3]Other Commercial = All other Commercial Business segments.

[4]Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & Retail run-off.

Santander

40 2 2 SBNA: Capital Ratios1 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis. On a fully phased-in basis CET1 was 17.7% as of 3Q17. See SHUSA 3Q 2017 Form 10-Q. 15.7% 16.2% 17.0% 17.6% 18.1% 3Q16 4Q16 1Q17 2Q17 3Q17 15.7% 16.2% 17.0% 17.6% 18.1% 3Q16 4Q16 1Q17 2Q17 3Q17 12.3% 12.3% 12.9% 13.4% 13.7% 3Q16 4Q16 1Q17 2Q17 3Q17 17.0% 17.4% 18.2% 18.7% 19.2% 3Q16 4Q16 1Q17 2Q17 3Q17 Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio Tier 1 Leverage Ratio Common Equity Tier 1

41 2 2 SBNA: Non-GAAP to GAAP Reconciliations $ Millions 3Q16 4Q16 1Q17 2Q17 3Q17 Tier 1 Common to Risk-Weighted Assets Tier 1 Common Capital 10,025$ 10,006$ 10,031$ 10,154$ 10,238$ Risk Weighted Assets 64,015 61,886 59,111 57,725 56,622 Ratio 15.7% 16.2% 17.0% 17.6% 18.1% Tier 1 Leverage Tier 1 Capital 10,025$ 10,006$ 10,031$ 10,154$ 10,238$ 81,815 81,076 77,909 75,603 74,807 Ratio 12.3% 12.3% 12.9% 13.4% 13.7% Tier 1 Risk Based Tier 1 Capital 10,025$ 10,006$ 10,031$ 10,154$ 10,238$ Risk Weighted Assets 64,015 61,886 59,111 57,725 56,622 Ratio 15.7% 16.2% 17.0% 17.6% 18.1% Total Risk Based Risk Based Capital 10,874$ 10,759$ 10,785$ 10,786$ 10,870$ Risk Weighted Assets 64,015 61,886 59,111 57,725 56,622 Ratio 17.0% 17.4% 18.2% 18.7% 19.2% Average total assets for leverage capital purposes

42 SBNA: Non-GAAP to GAAP Reconciliations (cont.) 1Mortgage servicing rights. 2Troubled debt restructuring. $ Millions 3Q16 4Q16 1Q17 2Q17 3Q17 Santander Bank Texas Ratio Total Equity 13,610$ 13,418$ 13,504$ 13,622$ 13,695$ Less: Goodwill and other intangibles (excluding MSRs)1 (3,681) (3,664) (3,649) (3,630) (3,618) Preferred stock - - - - - Add: Allowance for loan losses 616 533 535 521 518 Total equity and loss allowances for texas ratio 10,545$ 10,287$ 10,390$ 10,513$ 10,595$ Nonperforming assets 648$ 618$ 596$ 636$ 544$ 90+ DPD accruing 3 3 4 5 0 Accruing TDRs 2 356 353 361 308 304 Total nonperforming assets 1,007$ 974$ 961$ 949$ 848$ Texas ratio 9.5% 9.5% 9.2% 9.0% 8.0%

43 2 2 SBNA: Non-GAAP to GAAP Reconciliations (cont.) $ Milli s 3Q16 4Q16 1Q17 2Q17 3Q17 Santander Bank pre-tax pre-provision income Pre-tax (loss)/income, as reported 126$ 23$ 687$ 122$ 166$ Add back: (Release of) / provision for credit losses (12) 24 27 33 34 Pre-tax pre-provision income 114$ 47$ 113$ 155$ 200$

44 2 2 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; JD Power Used-Vehicle Price Index (not seasonally adjusted) 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only 2 Auction Plus – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 3 Standard & Poor’s Rating Services (ABS Auto Trust Data – two-month lag on data, as of July 31, 2017) SOURCE: SC Third Quarter 2017 Presentation in Form 8-K filed on October 27, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results. SC: Auto Industry Analysis

45 YoY auto origination decreases driven by disciplined underwriting in a competitive market ($ in Millions) Q3 2017 Q2 2017 Q3 2016 QoQ YoY Total Core Retail Auto 1,550$ 2,253$ 1,972$ (31%) (21%) Chrysler Capital Loans (<640)1 850 948 855 (10%) (1%) Chrysler Capital Loans (≥640)1 928 854 1,034 9% (10%) Total Chrysler Capital Retail 1,778$ 1,802$ 1,889$ (1%) (6%) Total Leases 2 1,668 1,428 1,303 17% 28% Tot l Auto Originations 4,996$ 5,483$ 5,164$ (9%) (3%) Total Personal Lending - 6 - N/A N/A Total Originations 4,996$ 5,489$ 5,164$ (9%) (3%) Asset Sales 1,482$ 566$ 794$ 162% 87% Average Managed Assets 49,998$ 50,436$ 52,675$ (1%) (5%) Three Months Ended Originations % Variance 1 Approximate FICOs 2 Includes nominal capital lease originations SOURCE: SC Third Quarter 2017 Presentation in Form 8-K filed on October 27, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results. SC: Diversified underwriting across the credit spectrum

46 2% 2% 2% 2% 2% 12% 11% 12% 12% 10% 13% 15% 18% 17% 14% 23% 24% 25% 24% 23% 14% 15% 13% 13% 13% 35% 32% 30% 33% 38% 3Q16 4Q16 1Q17 2Q17 3Q17 Originations by Credit (RIC1 only) ($ in millions) >640 600-640 540-599 <540 No FICO Commercial 56% 53% 47% 48% 55% 44% 47% 53% 52% 45% 3Q16 4Q16 1Q17 2Q17 3Q17 New/Used Originations ($ in millions) Used New  Originations <640 decreased by approximately $436 million YoY  Mix relatively constant on a percentage basis  Higher proportion of new vehicles originated in Q3 2017 compared to Q2 2017, in-line with prime originations  Average loan balances on originations higher QoQ, reflecting larger percentage of new vehicles Average loan balance in dollars $21,482 $21,488 $20,193 $20,816 $21,825 $3,328 $3,861 $3,553 $4,055 $3,786 2 $2,065 $2,501 $3,328 $3,861 $3,553 $4,055 $3,786 1 RIC; Retail Installment Contract 2 Loans to commercial borrowers; no FICO score obtained SOURCE: SC Third Quarter 2017 Presentation in Form 8-K filed on October 27, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results. SC: Originations diversified across credit spectrum

47 $610 $686 $635 $521 $536 12.4% 12.6% 12.7% 12.6% 12.8% 12.2% 12.3% 12.4% 12.5% 12.6% 12.7% 12.8% 12.9% $0 $100 $200 $300 $400 $500 $600 $700 $800 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Provision Expense and Allowance Ratio ($ in millions) Provision for credit losses Allowance Ratio  Allowance to loans ratio increased 20 bps to 12.8% QoQ  Provision for credit losses decreased $74 million YoY 1 TDR migration – the allowance for assets classified as TDRs or “troubled debt restructuring” takes into consideration expected lifetime losses, typically requiring additional coverage 2 Explanation of quarter over quarter variance are estimates TBU – Grace M. $3,458 $3,381 $138 $130 ($41) ($304) $3,200 $3,300 3,4 0 $3,500 $3,600 $3,700 $3,800 Q2 2017 New Volume TDR Migration Performance Adjustment Liquidations & Other Q3 2017 Q2 2017 to Q3 2017 ALLL Reserve Walk2 ($ in millions)  QoQ allowance decreased $77 million  New volume and TDR migration1 were offset by liquidations and other SOURCE: SC Third Quarter 2017 Presentation in Form 8-K filed on October 27, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results. SC: Asset Quality – Provisions and Reserves